                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2006

                                  MDWERKS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             333-118155                                  33-1095411
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      (Commission File Number)              (IRS Employer Identification Number)

                            Windolph Center, Suite I
                              1020 N.W. 6th Street
                            Deerfield Beach, FL 33442
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                    (Address of Principal Executive Offices)

                                 (954) 834-0352
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

On March 22, 2006, we sold five units in a private placement to accredited investors pursuant to the terms of a Confidential Private Placement Memorandum, dated February 1, 2006, and private placement subscription agreements executed and delivered by each investor on or before the closing of the private placement. Each unit consists of one share of our Series A Convertible Preferred
Stock, par value $.001 per share, and a detachable, transferable warrant to purchase 20,000 shares of our common stock, at a purchase price of $3.00 per share. We received gross proceeds of $300,000 from the sale of these units.

The Series A Convertible Preferred stock in the private placement shall not be entitled to receive dividends or other distributions from the Company. Each share of Series A convertible preferred stock shall initially be convertible, at the option of the holder, into 20,000 shares of our common stock, subject to adjustment due to consolidation, merger or sale or common stock dividends. The holders of shares of Series A convertible preferred stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Company and shall have the number of votes equal to the number of shares of our common stock into which their shares of Series A Convertible Preferred Stock are convertible.

The private placement was made solely to "accredited investors," as defined in
Regulation D under the Securities Act of 1933, as amended, or the Securities
Act. None of the units, warrants or the Common Stock, or shares of our common stock underlying the warrants sold in the offering were registered under the
Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and
Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

Brookshire Securities Corporation, or Brookshire, served as the lead placement agent in connection with the private placement. Brookshire received a cash fee in the aggregate of $25,000, and for the payment of $10.00, received five-year warrants to purchase 10,000 shares of our common stock at an exercise price of
$1.50 per share on terms which are identical to those warrants included in the units except that they contain a cashless exercise provision. In addition, the warrants have registration rights that are the same as those afforded to investors in the private placement.

The sale of the shares of our Series A Convertible Preferred Stock and warrants in connection with the private placement, were exempt from registration under the Securities Act pursuant to Section 4(2) and/or Regulation D (Rule 506)
thereof. We made this determination based on the representations of the persons purchasing such securities, which included, in pertinent part, that such persons were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and that such persons were acquiring such securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution, and that each such persons understood such securities may not be sold or

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otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Thus, such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      The following exhibits are filed as part of this report:

      Exhibit No.            Description
      -----------            ------------

          3.1                Certificate of Designations

          4.1                Form of Warrants to purchase shares of Common Stock
                             at a price of $3.00 per share

          4.2                Form of Warrants issued to Placement Agent
                             (and sub-agents) to purchase shares of Common
                             Stock at a price of $1.50 per share

          10.1               Form of Private Placement Subscription Agreement

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MDWERKS, INC.

Dated: March 23, 2006               By:  /s/ Howard B. Katz
                                       ---------------------------
                                       Howard B. Katz
                                       Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

    3.1                Certificate of Designations

    4.1                Form of Warrants to purchase shares of Common Stock
                       at a price of $3.00 per share

    4.2                Form of Warrants issued to Placement Agent
                       (and sub-agents) to purchase shares of Common
                       Stock at a price of $1.50 per share

    10.1               Form of Private Placement Subscription Agreement

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